Investment Strategy - PUTNAM FOCUSED INTERNATIONAL EQUITY FUND	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, risks, and performance Investments
Strategy Narrative [Text Block]
The fund invests mainly in common stocks (growth or value stocks or both) of companies of any size outside the United States that the Investment Manager, as defined below, believes have favorable investment potential. The Investment Manager considers a company to be located outside the United States if the company’s securities trade outside the United States, the company is headquartered or organized outside the United States or the company derives a majority of its revenues or profits outside the United States. Under normal circumstances, the fund invests at least 80% of its net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund’s equity investments may include common stocks, preferred stocks, convertible securities, warrants, American Depositary
Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The fund invests in both developed countries and in emerging markets.
The Investment Manager may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Investment Manager may also consider other factors that it believes will cause the stock price to rise. The fund may also use derivatives, such as futures, options, warrants and swap contracts, including credit default swaps and credit default swap indexes, for both hedging and non-hedging purposes. The fund expects from time to time to invest in credit default swaps and/or credit default swap indexes to hedge against equity market risk.
The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund. The fund expects to invest in a limited number of issuers.